EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
797 Valley Street LLC	New Jersey
6200 Centennial Center Holdco, LLC	Nevada
7150 West Sahara Holdco, LLC	Nevada
7200 West Sahara Property Holdco II, LLC	Nevada
Ann Arbor-B, LLC	Michigan	BMW of Ann Arbor The Suburban Collection
Ann Arbor-CC, LLC	Michigan
Suburban Chevrolet
Suburban Chevrolet Cadillac
Suburban Chevrolet of Ann Arbor
Suburban Used Car Outlet
Suburban Cadillac of Ann Arbor
Suburban Cadillac
Suburban Chevrolet Cadillac of Ann Arbor
Suburban Chevrolet Cadillac Collision of Ann Arbor
Suburban Collision Centers
The Suburban Collection

Ann Arbor-CJD, LLC	Michigan	Suburban CDJRF of AA Suburban CDJRF of Ann Arbor Suburban Chrysler Dodge Jeep Ram Fiat of Ann Arbor The Suburban Collection
Ann Arbor-M, LLC	Michigan	Mercedes-Benz of Ann Arbor The Suburban Collection
Austin-H, Inc.	Texas	Howdy Honda
Austin-KI, Inc.	Texas
Avondale-N, Inc.	Arizona
Back in Texas Auto Sales, LLC	Texas	TBD
Baierl Auto Parts, LLC	Pennsylvania
Baierl Automotive Corporation	Pennsylvania	Baierl Acura
Baierl Chevrolet, Inc.	Pennsylvania	Baierl Chevrolet Baierl Chevrolet Cadillac
Baierl Holding, LLC	Pennsylvania
Bellevue-S, LLC	Washington	Michael’s Subaru of Bellevue
Bellevue-T, LLC	Washington	Michael’s Toyota of Bellevue
Bend-CDJR, LLC	Oregon
Bend-N, LLC	Oregon
Cadillac of Portland Lloyd Center, LLC	Oregon	Cadillac of Portland
Camp Automotive, Inc.	Washington	Camp Chevrolet Camp Cadillac
Carbone Auto Body, LLC	New York
Centennial-Hy, LLC	Nevada	Centennial Hyundai
Chamblee-H, LLC	Georgia	TBD
Clear Lake-I, Inc.	Texas	Clear Lake Infiniti
Clinton-C, LLC	Michigan	Suburban Chevrolet Suburban Chevrolet of Clinton The Suburban Collection
Coral Springs-A, LLC	Florida	Audi Coral Springs (pending internal approval)
Costa Mesa-CJD, Inc.	California	TBD
Cranberry Automotive, Inc.	Pennsylvania	Baierl Toyota

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Dah Chong Hong CA Trading LLC	Delaware
Dah Chong Hong Trading Corporation	New Jersey
Dallas-H, Inc.	Texas	John Eagle Honda of Dallas
Dallas-K, Inc.	Texas
Dallas-T, Inc.	Texas	Sport City Toyota
Dallas Collision, Inc.	Texas
Daron Motors LLC	New Jersey	DCH Academy Honda Academy Honda
DCH Bloomfield LLC	New Jersey	DCH Bloomfield BMW DCH Essex BMW Essex BMW BMW of Bloomfield Parkway BMW
DCH (Oxnard) Inc.	California	DCH Honda of Oxnard Honda of Oxnard Supercraft Auto Body & Paint DCH Used Car Superstore
DCH Auto Group (USA) Inc.	Delaware
DCH CA LLC	California	DCH Acura of Temecula DCH Acura Temecula
DCH Calabasas-A, LLC	California	Audi Calabasas
DCH California Investments LLC	California
DCH California Motors Inc.	California	DCH Toyota of Oxnard Toyota of Oxnard
DCH Del Norte, Inc.	California	DCH Lexus of Oxnard Lexus of Oxnard DCH Lexus of Santa Barbara Lexus of Santa Barbara
DCH DMS NJ, LLC	New Jersey
DCH Essex Inc.	New Jersey	DCH Millburn Audi
DCH Financial NJ, LLC	New Jersey
DCH Freehold LLC	New Jersey	Freehold Toyota DCH Freehold Toyota DCH Freehold Scion
DCH Holdings LLC	Delaware
DCH Investments Inc. (New Jersey)	New Jersey
DCH Investments Inc. (New York)	New York	Dah Chong Hong (USA)
DCH Korean Imports LLC	California	DCH Kia of Temecula
DCH Mamaroneck LLC	Delaware	DCH Toyota City
DCH Mission Valley LLC	California	DCH Honda of Mission Valley
DCH Monmouth LLC	New Jersey	BMW of Freehold
DCH Montclair LLC	New Jersey	Montclair Acura DCH Montclair Acura
DCH Motors LLC	New Jersey	Kay Honda DCH Motors DCH Kay Honda
DCH Nanuet LLC	New York	DCH Honda of Nanuet
DCH North America Inc.	Delaware
DCH NY Motors LLC	Delaware	DCH Wappingers Falls Toyota DCH Wappingers Falls Auto Group
DCH Oxnard 1521 Imports Inc.	California	DCH Audi of Oxnard Audi of Oxnard

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
DCH Riverside-S, Inc.	California	DCH Subaru of Riverside
DCH Simi Valley Inc.	California
DCH Support Services, LLC	New Jersey
DCH Temecula Imports LLC	California	DCH Honda of Temecula DCH Honda Temecula
DCH Temecula Motors LLC	California	DCH Chrysler Jeep Dodge of Temecula DCH Chrysler Jeep of Temecula DCH Dodge Temecula
DCH Thousand Oaks-F, Inc.	California	DCH Ford of Thousand Oaks
DCH TL Holdings LLC	Delaware
DCH TL NY Holdings LLC	Delaware
DCH Torrance Imports Inc.	California	DCH Toyota of Torrance Torrance Toyota
Driveway Motors, LLC	Delaware	Driveway
Edmonds-T, LLC	Washington	TBD
Farmington Hills Imports, LLC	Michigan	Audi Farmington Hills Porsche Farmington Hills Suburban Imports of FH Suburban Mazda Suburban Mazda of Farmington Hills Suburban Volkswagen Suburban Volkswagen of Farmington Hills
Farmington Hills-CJD, LLC	Michigan	Suburban CDJR of Farmington Hills Suburban CDJR of FH Suburban Chrysler Dodge Jeep Ram of Farmington Hills The Suburban Collection
Farmington Hills-H, LLC	Michigan	Suburban Honda The Suburban Collection
Farmington Hills-N, LLC	Michigan	Suburban Nissan Suburban Nissan of Farmington Hills Suburban Nissan of FH The Suburban Collection
Farmington Hills-T, LLC	Michigan	Suburban Toyota Suburban Toyota of Farmington Hills Suburban Toyota of FH The Suburban Collection
Ferndale Collision, LLC	Michigan	Suburban Collision of Ferndale
Ferndale-BG, LLC	Michigan	Suburban Buick GMC Suburban Buick GMC of Ferndale The Suburban Collection
Ferndale-F, LLC	Michigan	Suburban Ford of Ferndale The Suburban Collection
FH Collision, LLC	Michigan	Suburban Collision Centers Suburban Collision of Farmington Hills The Suburban Collection
Frisco-K, Inc.	Texas
Lithia Florida Holding, Inc.	Florida
Florida SS, LLC	Florida
Fontana-H, Inc.	California	TBD
Freehold Nissan LLC	New Jersey	DCH Freehold Nissan Freehold Nissan
Wesley Chapel-C, LLC (formerly known as Fort Pierce-CJD, LLC)	Florida	Chevrolet of Wesley Chapel

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Fuse Auto Sales, LLC	Oregon
Garden City-CJD, LLC	Michigan	Suburban CDJR of Garden City Suburban CDJR of GC Suburban Chrysler Dodge Jeep Ram of Garden City Suburban Chrysler Dodge Jeep Ram Collision of Garden City The Suburban Collection Suburban Collision Centers
Greencars, Inc.	Oregon
Houston-A, Inc.	Texas	John Eagle Acura
Houston-H, Inc.	Texas	John Eagle Honda of Houston
Houston-I, Inc.	Texas	Southwest Infiniti
Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene
Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield
Jackson-T, LLC	Mississippi	Toyota of Jackson
Katy-H, Inc.	Texas	Honda Cars of Katy
Knoxville-CJD, LLC	Tennessee	Jim Cogdill Chrysler Dodge Jeep Ram
LA Motors Holding, LLC	California
LAD Advertising, Inc.	Oregon	LAD Advertising LAD Printing The Print Shop at the Commons The Print Shop
LAD Carson-N, LLC	California	Carson Nissan
LAD Mission Viejo-JLR, Inc.	California	Jaguar Land Rover Mission Viejo
LAD Mobu, Inc.	Delaware
LAD-AU, LLC	California	Audi Downtown LA
LAD-MB, LLC	California	Mercedes-Benz of Downtown LA Downtown LA Motors
LAD-N, LLC	California	Nissan of Downtown LA
LAD-P, LLC	California	Porsche of Downtown LA
LAD-T, LLC	California	Toyota of Downtown LA
LAD-V, LLC	California	Volkswagen of Downtown LA
Las Vegas-G, LLC	Nevada	Genesis of Las Vegas
Las Vegas-Hy, LLC	Nevada	Hyundai of Las Vegas
Latham Ford-F, LLC	New York	Ford of Latham
Lauderdale-A, LLC	Florida	Audi Fort Lauderdale
LBMP, LLC	Oregon	BMW Portland
League City-H, Inc.	Texas	Honda of Clear Lake
LFKF, LLC	Oregon	Lithia Ford of Klamath Falls
LGPAC, Inc.	Oregon	Lithia’s Grants Pass Auto Center Xpress Lube
Lithia AcDM, Inc.	Iowa	Acura of Johnston
Lithia Aircraft, Inc.	Oregon
Lithia Anchorage-C, LLC	Alaska	Chevrolet of Wasilla
Lithia Anchorage-H, LLC	Alaska	Lithia Kia of Anchorage
Lithia Armory Garage, LLC	Delaware	Armory Chrysler Dodge Jeep Ram Fiat of Albany
Lithia Auction & Recon, LLC	Delaware	Auction & Recon

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia Auto Services, Inc.	Oregon	Lithia Body & Paint Assured Dealer Services
Lithia BA Holding, Inc.	Delaware
Lithia Baierl-S, LLC	Pennsylvania	Baierl Subaru
Lithia BNM, Inc. (non-operating)	Oregon
Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Jeep Dodge of Bryan College Station
Lithia Buffalo-A, LLC	Delaware	Ray Laks Acura of Buffalo
Lithia CCTF, Inc.	Idaho	Chevrolet of Twin Falls
Lithia CDH, Inc.	Montana	Lithia Chrysler Jeep Dodge of Helena
Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding
Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa
Lithia CJDSA, Inc.	Texas	All American Chrysler Dodge Jeep Fiat of San Angelo All American Autoplex
Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Dodge Jeep Fiat of Santa Fe
Lithia CM, Inc.	Texas	All American Chevrolet of Midland
Lithia CO, Inc.	Texas	All American Chevrolet of Odessa All American Collision
Lithia Community Development Company, Inc.	Oregon
Lithia Crater Lake-F, Inc.	Delaware	Crater Lake Ford Lincoln
Lithia Crater Lake-M, Inc.	Delaware	Crater Lake Mazda
Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo
Lithia DE, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Eugene
Lithia Des Moines-VW, LLC	Iowa	Lithia Volkswagen of Des Moines
Lithia DM, Inc.	Oregon	Lithia Chrysler, Jeep, Dodge Lithia Dodge Xpress Lube
Lithia DMID, Inc.	Texas	All American Dodge of Midland All American Chrysler Jeep Dodge of Midland
Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Dodge of Tri-Cities Lithia Chrysler Jeep Dodge of Tri-Cities
Lithia Eatontown-F, LLC	New Jersey	DCH Ford of Eatontown
Lithia Financial Corporation (previously Lithia Leasing, Inc. and Lithia Credit, Inc.)	Oregon	Lithia Leasing
Lithia FLCC, LLC	Texas	Access Ford Lincoln of Corpus Christy
Lithia FMF, Inc.	California	Lithia Ford of Fresno Lithia Ford Lincoln of Fresno
Lithia Ford of Boise, Inc.	Idaho	Lithia Ford Lincoln of Boise Lithia Ford of Boise Auto Credit of Idaho Lithia Body & Paint of Boise
Lithia Fresno, Inc.	California	Lithia Subaru of Fresno Fresno Mitsubishi
Lithia Hamilton-H, LLC	New Jersey	DCH Hamilton Honda
Lithia Hazleton-H, LLC	Pennsylvania
Lithia HDM, Inc.	Iowa	Honda of Ames
Lithia HGF, Inc.	Montana	Honda of Great Falls

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia HMID, Inc.	Texas	Hyundai of Odessa
Lithia HPI, Inc. (non-operating)	Oregon
Lithia Idaho Falls-F, Inc.	Delaware	Lithia Ford of Idaho Falls Lithia Body and Paint of Idaho Falls
Lithia Imports of Anchorage, Inc.	Alaska	Lithia Anchorage Auto Body Lithia-Hyundai of Anchorage
Lithia JEF, Inc.	California	Lithia Hyundai of Fresno Genesis of Fresno
Lithia Klamath, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Klamath Falls Lithia Toyota of Klamath Falls Lithia Klamath Falls Auto Center Lithia Body and Paint of Klamath Falls
Lithia Klamath-T, Inc.	Oregon	Lithia Toyota of Klamath Falls
Lithia LBGGF, Inc.	Montana
Lithia LHGF, Inc.	Montana
Lithia LSGF, Inc.	Montana	Lithia Subaru of Great Falls
Lithia MBDM, Inc.	Iowa	Mercedes Benz of Des Moines European Motorcars Des Moines
Lithia McMurray-C, LLC	Pennsylvania
Lithia Medford HON, Inc.	Oregon	Lithia Honda
Lithia Michigan Holding, Inc.	Michigan
Lithia Middletown-L, LLC	New York	DCH Prestige Lexus of Middletown Lexus of Orange County
Lithia MMF, Inc.	California
Lithia Monroeville-A, LLC	Pennsylvania
Lithia Monroeville-C, LLC	Pennsylvania
Lithia Monroeville-F, LLC	Pennsylvania	Ford of Monroeville
Lithia Moon-S, LLC	Pennsylvania	Subaru of Moon Township
Lithia Moon-V, LLC	Pennsylvania	Volkswagen of Moon Township
Lithia Morgantown-CJD, LLC	West Virginia	Chrysler Dodge Jeep Ram Fiat of Morgantown
Lithia Morgantown-F, LLC	West Virginia	Ford Lincoln of Morgantown
Lithia Morgantown-S, LLC	West Virginia	Subaru of Morgantown
Lithia Motors Support Services, Inc.	Oregon	Lithia’s LAD Travel Service
Lithia MTLM, Inc.	Oregon	Lithia Toyota Lithia’s Pre-Owned Outlet
Lithia NA, Inc.	Alaska	BMW of Anchorage MINI of Anchorage
Lithia NC, Inc.	California	Nissan of Clovis
Lithia ND Acquisition Corp. #1	North Dakota	Lithia Ford Lincoln of Grand Forks
Lithia ND Acquisition Corp. #3	North Dakota	Lithia Chrysler Jeep Dodge of Grand Forks
Lithia ND Acquisition Corp. #4	North Dakota	Lithia Toyota of Grand Forks
Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames
Lithia NF, Inc.	California	Lithia Nissan of Fresno
Lithia Northeast Real Estate, LLC	New Jersey
Lithia Northwest Real Estate, LLC	Oregon
Lithia NSA, Inc.	Texas	Honda of San Angelo All American Autoplex
Los Angeles-M, Inc.	California	Keyes European
Lithia of Abilene, LLC	Texas	Honda of Abilene

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Dodge Jeep Ram Fiat of Anchorage Lithia Value Autos
Lithia of Bend #1, LLC	Oregon	Bend Honda
Lithia of Bend #2, LLC	Oregon	Chevrolet Cadillac of Bend Lithia Body & Paint of Bend
Lithia of Bennington - 1, LLC	Vermont	Bennington Ford
Lithia of Bennington - 2, LLC	Vermont	Bennington Hyundai
Lithia of Bennington - 3, LLC	Vermont	Bennington Honda
Lithia of Bennington - 4, LLC	Vermont	Bennington Toyota
Lithia of Billings II LLC	Montana	Lithia Toyota of Billings
Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings
Lithia of Casper, LLC	Wyoming	Greiner Ford Lincoln of Casper
Lithia of Clear Lake, LLC	Texas
Lithia of Corpus Christi, Inc.	Texas	Lithia Dodge of Corpus Christi Lithia Chrysler Jeep Dodge of Corpus Christi
Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines European Motorcars Des Moines Lithia Body and Paint of Des Moines
Lithia of Eureka, Inc.	California	Lithia Chrysler Dodge Jeep Ram Fiat of Eureka
Lithia of Fairbanks, Inc.	Alaska	Chevrolet Buick GMC of Fairbanks
Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Jeep Dodge of Great Falls
Lithia of Helena, Inc.	Montana	Chevrolet of Helena Chevrolet of Helena
Lithia of Honolulu-A, Inc.	Hawaii	Acura of Honolulu
Lithia of Honolulu-BGMCC, LLC	Hawaii	Honolulu Cadillac Honolulu Buick GMC Honolulu Buick GMC Cadillac
Lithia of Honolulu-F, LLC	Delaware	Honolulu Ford
Lithia of Honolulu-V, LLC	Hawaii	Honolulu Volkswagen
Lithia of Killeen, LLC	Texas	All American Chevrolet of Killeen
Lithia of Lodi, Inc.	California	Lodi Toyota
Lithia of Maui-H, LLC	Hawaii	Island Honda
Lithia of Missoula II, LLC	Montana	Lithia Toyota of Missoula
Lithia of Missoula III, Inc.	Montana	Lithia Ford of Missoula
Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula Lithia Auto Center of Missoula
Lithia of Pocatello, Inc.	Idaho	Lithia Hyundai of Pocatello Lithia Chrysler Jeep Dodge of Pocatello Lithia Dodge Trucks of Pocatello
Lithia of Portland I, LLC	Oregon	Lithia Chrysler Dodge Jeep Ram of Portland
Lithia of Portland, LLC	Oregon	Buick GMC of Beaverton
Lithia of Robstown, LLC	Delaware	Chrysler Dodge Jeep Ram of Calallen
Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Roseburg Lithia Roseburg Auto Center
Lithia of Santa Rosa, Inc.	California	Lithia Chrysler Dodge Jeep Ram Fiat of Santa Rosa
Lithia of Seattle, Inc.	Washington	BMW Seattle
Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia of Spokane II, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram of Spokane
Lithia of Spokane, Inc.	Washington
Lithia of Stockton, Inc.	California	Nissan of Stockton Kia of Stockton
Lithia of Stockton-V, Inc.	California	Volkswagen of Stockton
Lithia of TF, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Twin Falls
Lithia of Troy, LLC	New York	Carbone Subaru
Lithia of Utica - 1, LLC	New York	BMW of Utica
Lithia of Utica - 2, LLC	New York	Don’s Ford
Lithia of Utica - 3, LLC	New York	Don’s Subaru
Lithia of Utica - 4, LLC	Delaware	Carbone Buick GMC Cadillac of Utica Carbone Cadillac of Utica
Lithia of Walnut Creek, Inc.	California	Diablo Subaru of Walnut Creek
Lithia of Wasilla, LLC	Alaska	Lithia Chrysler Jeep Dodge Ram of Wasilla
Lithia of Yorkville - 1, LLC	New York	Carbone Chevrolet Buick Cadillac GMC Carbone Chevrolet of Yorkville
Lithia of Yorkville - 2, LLC	New York	Carbone Chrysler Dodge Jeep Ram
Lithia of Yorkville - 3, LLC	New York	Carbone Honda
Lithia of Yorkville - 4, LLC	New York	Carbone Hyundai
Lithia of Yorkville - 5, LLC	New York	Carbone Nissan
Lithia Orchard Park-H, LLC	Delaware	Ray Laks Honda of Orchard Park Ray Laks Honda
Lithia Paramus-M, LLC	New Jersey	Prestige Mercedes-Benz of Paramus DCH Prestige Mercedes-Benz of Paramus Mercedes-Benz of Paramus
Lithia Pittsburgh-S, LLC	Pennsylvania	Subaru of South Hills
Lithia Ramsey-B, LLC	New Jersey	Prestige BMW of Ramsey DCH Prestige BMW of Ramsey BMW of Ramsey
Lithia Ramsey-L, LLC	New Jersey	Prestige Lexus of Ramsey DCH Prestige Lexus of Ramsey
Lithia Ramsey-M, LLC	New Jersey	Prestige MINI of Ramsey DCH Prestige MINI of Ramsey MINI of Ramsey Prestige MINI of Dutchess County DCH Prestige MINI of Dutchess County MINI of Wappingers Falls
Lithia Ramsey-T, LLC	New Jersey	Prestige Toyota of Ramsey DCH Prestige Toyota of Ramsey
Lithia Real Estate, Inc.	Oregon
Lithia Reno-CJ, LLC	Nevada	Lithia Chrysler Jeep of Reno
Lithia Reno-VW, LLC	Nevada	Lithia Volkswagen of Reno
Lithia Reno Sub-HYUN, Inc.	Nevada	Lithia Body & Paint
Lithia Rose-FT, Inc.	Oregon	Lithia Ford Lincoln of Roseburg Assured Dealer Services of Roseburg
Lithia Salmir, Inc.	Nevada	Lithia Hyundai of Reno
Lithia Sea P, Inc.	California	Porsche Monterey
Lithia Seaside, Inc.	California	BMW of Monterey
Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City
Lithia Spokane-B, LLC	Washington	BMW of Spokane

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia Spokane-S, LLC	Washington	Subaru of Spokane
Lithia SSP, LLC	Oregon
Lithia TA, Inc.	Texas	Lithia Toyota of Abilene
Lithia Tennessee Holding, Inc.	Tennessee
Lithia TO, Inc.	Texas	Lithia Toyota of Odessa
Lithia TR, Inc.	California	Lithia Toyota of Redding
Lithia Uniontown-C, LLC	Pennsylvania
Lithia VA Real Estate, LLC	Virginia
Lithia VAuDM, Inc.	Iowa	Audi Des Moines
Lithia VF, Inc.	California
Lithia Virginia Holding, Inc.	Virginia
Lithia Wexford-H, LLC	Pennsylvania	Baierl Honda
LLL Sales Co LLC	California	DCH Gardena Honda Gardena Honda Gardena Honda, a DCH Company All-Savers Auto Sales & Leasing
LMBB, LLC	Oregon	Mercedes-Benz of Beaverton
LMBP, LLC	Delaware	Mercedes-Benz of Portland Smart Center of Portland
LMOP, LLC	Oregon	MINI of Portland
LSTAR, LLC	Oregon
Wesley Chapel-M, LLC (formerly known as Margate-CJD, LLC)	Florida	Mazda of Wesley Chapel
Medford Insurance, LLC	Oregon
Mesquite-K, Inc.	Texas	TBD
Mesquite-M, Inc.	Texas
Milford DCH, Inc.	Massachusetts
Mission Hills-H, Inc.	California	Keyes Hyundai of Mission Hills
Mobile-S, LLC	Alabama	TBD
Northland Ford Inc.	Pennsylvania	Baierl Ford
Novi-I, LLC	Michigan	Suburban Infiniti Suburban Infiniti of Novi The Suburban Collection
Orlando-JLR, LLC	Florida
Wesley Chapel-Hy, LLC (formerly known as Palm Beach-CJD, LLC)	Florida	Hyundai of Wesley Chapel
PA Real Estate, LLC	Pennsylvania
PA Support Services, LLC	Pennsylvania
Paramus Collision, LLC	New Jersey	Prestige Auto Body Prestige Collision Center
Paramus World Motors LLC	New Jersey	DCH Paramus Honda Paramus Honda Crown Leasing
Personalized Marketing, LLC	Oregon
Philadelphia-F, LLC	Pennsylvania	TBD
Phoenix-T, Inc.	Arizona	Bell Road Toyota Driveway Bell Road Toyota Bell Road Certified Collision Center

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Plymouth-C, LLC	Michigan	Suburban Cadillac Suburban Cadillac Collision of Plymouth Suburban Cadillac of Plymouth Suburban Collision Centers The Suburban Collection
Ramsey HoldingCo, Inc.	Iowa
Redwood-Hy, LLC	Nevada	ABC Hyundai
RFA Holdings, LLC	Oregon
Rock Business Services, Inc.	California
Rockwall-H, Inc.	Texas	Honda Cars of Rockwall
Rockwall-K, Inc.	Texas	TBD
Roseville-C, Inc.	California	John L. Sullivan Chevrolet
Roseville-K, Inc.	California	John L. Sullivan’s Roseville Kia
Roseville-T, Inc.	California	Roseville Toyota
Round Rock-K, Inc.	Texas
Sacramento-L, Inc.	California	Lexus of Roseville Lexus of Sacramento
Salem-B, LLC	Oregon	BMW of Salem
Salem-H, LLC	Oregon	Honda of Salem
Salem-V, LLC	Oregon	Volkswagen of Salem
Sanford-CJD, LLC	Florida	Chrysler Dodge Jeep Ram of Seminole County
San Francisco-B, Inc.	California	BMW of San Francisco
SCFC Business Services LLC	Delaware
Sharlene Realty LLC	New Jersey	DCH Brunswick Toyota Brunswick Toyota DCH Collision Center
Sherman Oaks-A, Inc.	California	Keyes Audi
Sherman Oaks-Ac, Inc.	California	Acura of Sherman Oaks
Sherman Oaks-B, Inc.	California	BMW of Sherman Oaks
Shift Portland, LLC	Oregon
Driveway Finance Corporation (formerly known as Southern Cascades Finance Corporation	Oregon
Southwest Realty Holdings Holdco, LLC	Nevada
Sterling Heights-F, LLC	Michigan	Quick Lane Tire and Auto Center of Sterling Heights Suburban Collision Centers Suburban Ford of Sterling Heights Suburban Used Car Outlet The Suburban Collection
Sterling-BM, LLC	Virginia	BMW of Sterling MINI of Sterling
Sterling-RLM, LLC	Virginia	Rolls Royce Motor Cars Sterling Lamborghini Sterling McLaren Sterling
Suburban Auto Agency, LLC	Michigan
New Port Richey-H, LLC (formerly known as Tamarac-CJD, LLC)	Florida	Hyundai of New Port Richey
New Port Richey-V, LLC	Florida	Volkswagen of New Port Richey

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Tampa-F, LLC	Florida	Elder Ford of Tampa
Tampa-H, LLC	Florida	Tampa Honda
Thousand Oaks-S, Inc.	California	DCH Subaru of Thousand Oaks
TN Real Estate, LLC	Tennessee
Troy Collision, LLC	Michigan	Suburban Collision Centers Suburban Collision of Troy The Suburban Collection
Troy Exotics, LLC	Michigan	Aston Martin Detroit Aston Martin Troy Bentley Troy Bugatti Troy Lamborghini Troy Maserati of Troy Maserati Troy McLaren Troy Rolls-Royce Motor Cars of Michigan Suburban Exotics The Suburban Collection
Troy-A, LLC	Michigan
Troy-F, LLC	Michigan	Elder Ford
Troy-BG, LLC	Michigan	Suburban Buick GMC Suburban Buick GMC of Troy The Suburban Collection
Troy-C, LLC	Michigan	Suburban Cadillac Suburban Cadillac of Troy The Suburban Collection
Troy-CJD, LLC	Michigan	Suburban CDJR of Troy Suburban Chrysler Dodge Jeep Ram of Troy The Suburban Collection
Troy-H, LLC	Michigan	Hyundai of Troy Suburban Hyundai of Troy Suburban Hyundai The Suburban Collection
Troy-I, LLC	Michigan	Suburban Infiniti Suburban Infiniti of Troy The Suburban Collection
Troy-JLR, LLC	Michigan	Jaguar Land Rover Troy Jaguar Troy Land Rover Troy The Suburban Collection
Troy-N, LLC	Michigan	Suburban Nissan Suburban Nissan of Troy The Suburban Collection
Troy-S, LLC	Michigan	Suburban Subaru Suburban Subaru of Troy The Suburban Collection
Troy-T, LLC	Michigan	Suburban Toyota Suburban Toyota of Troy The Suburban Collection
Troy-V, LLC	Michigan	Suburban Volvo Cars The Suburban Collection
Troy-VW, LLC	Michigan	Suburban Nissan Suburban Volkswagen Suburban Volkswagen of Troy The Suburban Collection
Troy-M, LLC	Michigan	Suburban Mazda of Troy

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Tustin Motors Inc.	California	DCH Tustin Acura Tustin Acura
Union-H, LLC	New Jersey
Urbandale-S, LLC	Iowa	Ramsey Subaru of Des Moines Ramsey Mazda
Valencia-A, Inc.	California	Audi Valencia
Van Nuys-C, Inc.	California	Keyes Chevrolet
Van Nuys-H, Inc.	California	Keyes Hyundai of Van Nuys
Van Nuys-L, Inc.	California	Keyes Lexus Keyes Lexus of Valencia
Van Nuys-T, Inc.	California	Keyes Toyota
Washington-F, LLC	Michigan	Elder Ford of Romeo
Waterford-F, LLC	Michigan	Suburban Collision Centers Suburban Ford of Waterford Suburban Ford Collision Centers of Waterford The Suburban Collection
Wesley Chapel-H, LLC	Florida
Wesley Chapel-T, LLC	Florida
Yuba City-CJD, Inc.	California	John L. Sullivan Chrysler Dodge Jeep RAM
Zelienople Real Estate, L.L.C.	Pennsylvania
Zelienople Real Estate I, L.P.	Pennsylvania